UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025 (May 16, 2025)

Qorvo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7628 Thorndike Road	27409-9421
Greensboro, North Carolina	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (336) 664-1233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Qorvo, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 19, 2025 (the “Original Filing”), for the sole purpose of supplementing Item 5.02 of the Original Filing to include additional disclosure regarding the committee assignments made by the Company’s Board of Directors (the “Board”). No other revisions have been made to the Original Filing, and except as provided herein, this Amendment does not amend, update, or change any other items or disclosure contained in the Original Filing.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Filing, on May 16, 2025 the Board resolved to include Peter A. Feld as one of the Company’s director nominees in the Company’s proxy statement for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and also resolved to recommend that the Company’s stockholders vote in favor of electing all of the Company’s director nominees, including Mr. Feld, in the Company’s proxy statement for the 2025 Annual Meeting. At the time of the Original Filing, the Board had not determined committee assignments for Mr. Feld. The Company is filing this Form 8-K/A to report that at the 2025 Annual Meeting held on August 13, 2025, the stockholders elected Mr. Feld as a director of the Company to serve a one-year term and until his successor is duly elected and qualified or until his earlier resignation or removal.  In addition, on August 14, 2025, the Board appointed Mr. Feld as a member of the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

Date:	August 15, 2025	By:	/s/ Grant A. Brown
			Name:	Grant A. Brown
			Title:	Chief Financial Officer